             -------------------------------------------------------
             THIS CONTRACT IS SUBJECT TO ARBITRATION UNDER THE TEXAS
                           GENERAL ARBITRATION STATUTE
             -------------------------------------------------------



                                POWER OF ATTORNEY
                           AND CONTINGENT FEE CONTRACT


This agreement is made between Client, SEDONA CORPORATION (including its present, former, or successor directors or officers in their official capacity for Sedona Corporation and Steven C. Ficyk (referred to as "Client")) whose address for all purposes is 1003 West 9th Avenue, 2nd floor, King of Prussia, PA 19406) and STEVEN R. SMITH, of the firm, Christian, Smith & Jewel, L.L.P. (as "Attorney"). This Agreement is binding on Client and any successor or assign and any person or business that acquires or merges with Client. The Agreement is further binding on Attorneys and any assign.

         In consideration of the mutual promises herein contained, the parties hereto agree as follows:

                          I. PURPOSE OF REPRESENTATION

         1.01 Client believes that Client may have legal claims and/or causes of action to recover damages and compensation pertaining to the financing transaction entered into by Client Sedona Corporation ("Client's claims") against some or all the following named entities and individuals and/or other persons not yet known:

LADENBURG THALMANN & CO., INC.
PERSHING LLC
WESTMINSTER SECURITIES CORPORATION
WM V. FRANKEL & CO.
RHINO ADVISORS, INC.
MARKHAM HOLDINGS LIMITED
ASPEN INTERNATIONAL LTD.
THE CUTTYHUNK FUND LIMITED c/o OPTIMA FUND MANAGEMENT L.P.
THE GEORGE S. SARLO 1995 CHARITABLE REMAINDER TRUST
THOMAS BADIAN
THOMAS TOHN
DAVID BORIS
MICHAEL VASINKEVICH

Client hereby retains and employs Attorneys to investigate whether Client has a legal claim or cause of action relating to such matters, analyze and evaluate the strengths of Client's legal claims and causes of action in question, gather facts and legal research in connection with Client's legal claims and causes of action in question, advise and assist




Power of Attorney and                                              _____________
Contingent Fee Contract            Page 1 of 8                      initials

Client in connection with the retention of O'Quinn, Laminack & Pirtle, L.L.P. (O'Quinn), and assist O'Quinn in the preparation and presentation of any litigation relating to Client's legal claims and causes of action in question, for which Client acknowledges that Attorneys will receive a portion of the fees paid to such trial counsel directly from O'Quinn.


                               II. ATTORNEYS' FEES

         2.01 In consideration of the services rendered and to be rendered to Client by Attorneys, Client does hereby agree to pay the following fees to
Attorneys:

              The sum of $25,000.00 simultaneously with the signature of this agreement, for referring all due diligence in connection with Clients Claims and paying all expenses in connection therewith that Attorney's are obligated to pay, which amount shall be deemed to be a fixed amount for all due diligence services provided by the Attorneys prior to the retention of O'Quinn (in addition to the $25,000.00 previously paid), and

              The sum of $220,000.00 upon the earlier of the filing of the complaint or the retention of O'Quinn which amount will be deemed to be a fully-earned sum and compensation for the completion of all services required by the Attorneys in connection with the investigation, analysis, research, advice, and reports compiled prior to such date, including Attorney and\or O'Quinn paying expenses in connection with Client's Claims. Such amount shall be paid as is set forth on Exhibit "A" attached hereto.

                       III. ASSOCIATION OF OTHER ATTORNEYS

         3.01 Attorneys may, at their own expense, use or associate other attorneys in the representation of the aforesaid claims of the Client. Client understands that Attorneys, are a limited liability partnership with a number of attorneys. Various of those attorneys may work on Client's case, and Client agrees that James W. Christian himself is not personally undertaking the representation of Client by virtue of this contract. However, James W. Christian shall be primarily responsible for prosecution and Client communications of the case.

         3.02 Client acknowledges that Attorneys will enter into a Fee Division Agreement with O'Quinn and will receive some of the contingent fees that are paid to such trial counsel as compensation for additional work performed by Attorneys after such retention. In addition, Client acknowledges that Attorneys may enter into fee division agreements with other attorneys licensed to practice law in Texas or other jurisdictions in connection with the assignment to them of specific areas or research or representation or other work to be performed by such other attorneys. In this regard,


Power of Attorney and                                              _____________
Contingent Fee Contract            Page 2 of 8                          initials
once the O'Quinn Power of Attorney is executed by the Client, this Power of Attorney and Contingency Fee Contract shall terminate with the exception of 3.01 of this agreement. Thereafter, Attorneys will perform services for Client based upon the Fee Division Agreement with O'Quinn.

                             IV. TEXAS LAW TO APPLY

         4.01 This Agreement shall be construed under and in accordance with the laws of the State of Texas, and the rights, duties and obligations of Client and of Attorneys regarding Attorneys' representation of Client and regarding anything covered by this Agreement shall be governed by the laws of the State of Texas.

                                 V. ARBITRATION

         5.01 Any and all disputes, controversies, claims or demands arising out of or relating to (1) this Agreement or (2) any provision hereof or (3) the providing of services by Attorneys to Client or (4) the relationship between Attorneys and Client, whether in contract, at law or in equity, for damages or any other relief, shall be resolved by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association unless such dispute is caused from any fraudulent, unethical, or illegal acts by Attorneys or their representatives or agents. Client shall not file a class action against Attorneys or seek to assert any claim or demands against Attorneys by or through a class action, either as the named plaintiff or as a member of the class, but rather shall submit his/her claims or demands to binding arbitration pursuant to the provisions of this Paragraph XI. Any such arbitration proceeding shall be conducted in Harris County, Texas. This arbitration provision shall be enforceable in either federal or state court in Harris County, Texas, pursuant to the substantive federal laws established by the Federal Arbitration Act. Any party to any award rendered in such arbitration proceeding may seek a judgment upon the award and may be entered by any federal or state court in Harris County, Texas, having jurisdiction.

                         VI. LITIGATION SUPPORT SERVICES

         6.01 Client has advised Attorneys that Client has signed a contract with LITIDEX(R) to provide Litigation Support Services and other services for Client under the direction and as the representative of Attorney. All fees and other charges due pursuant to the agreement entered into of even date between LITIDEX(R) and Client relating to such litigation support and other services provided by LITIDEX(R) will be paid by Client to LITIDEX(R) in connection with the Client's case. Client acknowledges that payment of such services are critical and necessary in order to prosecute Client's claims. Client shall be reimbursed all expenses it has paid hereunder and to LITIDEX(R).

         6.02 Client acknowledges that the Attorneys have not represented Client or LITIDEX in connection with the contract between Client and LITIDEX(R) or the fairness of the amount or types of services provided; or compensation paid thereunder. Client


Power of Attorney and                                              _____________
Contingent Fee Contract            Page 3 of 8                        initials
acknowledges that it has been advised to seek the assistance of an independent counsel in connection with such contract and has either relied on the advice of other counsel or elected, in its sole discretion and without the advice of the Attorneys, not to engage counsel in connection with such contract.

         6.03 The Attorneys have not and will not receive any of the compensation paid to LITIDEX(R) pursuant to the contract between Client and LITIDEX(R) and will not be required to pay any amounts to LITIDEX(R) in connection with the services provided by them.


                           VII. CONFLICTS OF INTEREST

         7.01 The Attorneys have reviewed the list of potential defendants and other persons that may have an interest adverse to the interest of the Client in the Client's legal claims and Client's causes of action in question and is not aware that any conflict of interest exists or may arise. In the event that any such conflict arises or becomes known to the Attorneys, the Attorneys will promptly notify the Client and determine the appropriate course of action, including the resignation of the Attorneys from any matters in which a conflict exists or may arise. However, Client acknowledges, that: (1) Attorneys and O'Quinn represent ITIT Holdings, Inc. (the company of LITIDEX(R)) in related litigation; and 2) Attorneys represent other plaintiffs in similar causes of action against related and similar defendants. Accordingly, the amount available to pay all plaintiffs may be limited. To the extent any of the above is a conflict, Client waives and consents to such conflict.

                           VIII. BANKRUPTCY PROVISIONS

         8.01 Client represents to Attorneys that he or she is not presently filing, nor contemplating filing, for protection under the United States Bankruptcy Code. Client agrees that in the event he or she files a petition in bankruptcy, Attorneys will be promptly notified of any such event and that the lawsuit or cause of action covered by this Power of Attorney and Contingent Fee Contract will be properly scheduled as an asset by the Client in accordance with the Bankruptcy Code and its rules of procedure. Because a bankruptcy filing by Client could require Attorneys to engage special counsel or to otherwise perform legal services in addition to those services for which Attorneys were retained under this Power of Attorney and Contingent Fee Contract (e.g. special retentions by Client or Trustee; issues relating to waiver of privilege and assumption of executory contracts; application and payment of Attorney's fees and approval of settlements; etc.), Client agrees that Attorneys shall be fully reimbursed by Client, or reimbursed out of Client's share of the recovery for the costs incurred for these extra services. Client agrees that any costs incurred by Attorneys in connection with a bankruptcy proceeding will be paid out of Client's share of the recovery. Client expressly consents to Attorneys retaining such other special counsel and/or incurring such costs as reasonably necessary to address additional matters in bankruptcy, as raised herein and such retention shall be considered a cost to be deducted from Client's share of the recovery.


Power of Attorney and                                              _____________
Contingent Fee Contract            Page 4 of 8                          initials

                                IX. PARTIES BOUND

         9.01 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representative, successors and assigns.



                              X. LEGAL CONSTRUCTION

         10.01 In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions thereof and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.


                         XI. PRIOR AGREEMENTS SUPERSEDED

         11.01 This Agreement constitutes the sole and only Agreement of the parties hereto and supersedes any prior understandings or written or oral agreement between the parties respecting the within subject matter.

                          Signatures on Following Page









Power of Attorney and                                              _____________
Contingent Fee Contract            Page 5 of 8                          initials

         I certify and acknowledge that I have had the opportunity to read this Agreement. I further state that I have voluntarily entered into this Agreement fully aware of its term and conditions.

         Signed and accepted this ______ day of ______________, 2003.





_____________________________
Signature of Client

______________________________
Printed Name of Client
______________________________
______________________________
______________________________
______________________________
Address, Phone, Fax, Email



                                                 _______________________________
                                                 STEVEN R. SMITH



--------------------------------------------------------------------------------
                    THIS CONTRACT IS SUBJECT TO ARBITRATION
                  UNDER THE TEXAS GENERAL ARBITRATION STATUTE
--------------------------------------------------------------------------------





Power of Attorney and                                              _____________
Contingent Fee Contract            Page 6 of 8                          initials

                                 ACKNOWLEDGEMENT


STATE OF ___________  '
                      '
COUNTY OF ________    '

         BEFORE ME, the undersigned Notary Public in and for said County and State, on this day personally appeared ____________________________, whose name[s] appears above and who is/are known to me as the person[s] whose names are subscribed to the foregoing instrument as Client, and acknowledged to me that the document was executed for the purposes and consideration therein expressed.

       GIVEN UNDER MY HAND and seal of office, this ____ day of _________, 2003.



                                                       _________________________
                                                        Notary Public in and for
                                                       the State of ____________




Power of Attorney and                                              _____________
Contingent Fee Contract            Page 7 of 8                          initials

                                   EXHIBIT "A"
                            TO THE POWER OF ATTORNEY
                      AND ATTORNEY CONTINGENT FEE CONTRACT
                                     BETWEEN
                               SEDONA CORPORATION
                                       AND
                          STEPHEN R. SMITH of the firm
                        CHRISTIAN SMITH & JEWELL, L.L.P.




         A fee in the amount of Two Hundred Twenty Thousand and No/100 Dollars ($220,000.00) to be paid at the rate of not less than Six Thousand One Hundred Dollars and 00/100 Dollars ($6,100.00) per month, in free trading shares of common stock of the Company (S-8 shares) with the Company having the right to elect to pay the monthly amount in stock, stock and cash, or all cash. If in shares of stock, conversion price shall be based on the "closing price" of the stock on the five (5) trading days prior to the date shares are issued (paid) under the Agreement.

         If paid in shares, such shares will be issued in the name of Stephen R. Smith, with the understanding that Mr. Smith will qualify under the rules to receive S-8 registered shares.

         All sums paid in connection with this Exhibit shall be considered an expense of litigation and shall be reimbursed simultaneously with all other expense reimbursements from any proceeds from settlements or judgments prior to any distribution to Attorney or Client in connection with fees on Client's share of settlements.




Power of Attorney and                                              _____________
Contingent Fee Contract            Page 8 of 8                          initials